Income Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Tax
NOTE 10. INCOME TAXES
The Company’s net deferred tax assets are as follows:

	December 31, 2023	December 31, 2022

Deferred tax assets:
Startup/organizational costs	760,924	381,141

Total deferred tax assets	760,924	381,141

Valuation Allowance	(760,924)	(373,951)

Deferred tax asset, net of allowance	—	7,190
Deferred tax liabilities:
Unrealized gain	—	(7,190)

Total deferred tax liabilities	—	(7,190)

Deferred tax asset, net	$—	$—

Below is breakdown of the income tax provision.

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Federal
Current	$861,364	$630,070
Deferred	(386,973)	(239,426)
State and local
Current	53	(4)
Deferred	—	—
Change in valuation allowance	386,973	239,426

Income tax provision	$861,417	$630,066

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the year ended December 31, 2023 and 2022, the change in the valuation allowance was $
386,973

and $
239,426
,
respectively.
A

reconciliation of the federal income tax rate to the Company’s effective tax rate is as follows:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022

U.S. federal statutory rate	21.0%	21.0%
Change in fair value of warrants	(8.88)%	(18.1)%
Other	2.11%	—%
Valuation allowance	11.60%	1.8%

Income tax provision	25.83%	4.7%

The Company’s effective tax rates for the periods presented differ from the expected (statutory) rates due to certain permanent differences including changes in the fair value of warrants, nondeductible expenses, and the change in the valuation allowances on deferred tax assets.
The Company files income tax returns in the U.S. federal jurisdiction and is subject to examination by the various taxing authorities. The Company’s tax returns since inception remain open to examination by the taxing authorities. The Company considers New York to be a significant state tax jurisdiction. As of December 31, 2023 and 2022, the Company had no U.S. federal net operating loss carryovers available to offset future taxable income.
We applied the applicable authoritative guidance which prescribes a comprehensive model for the manner in which a company should recognize, measure, present and disclose in its financial statements all material uncertain tax positions that it has taken or expects to take on a tax return. As of December 31, 2023, and 2022, we had no material uncertain tax positions. We do not expect that our unrecognized tax benefits will significantly increase or decrease within twelve months.